NUVEEN CREDIT INCOME FUND

SUPPLEMENT DATED MARCH 21, 2023

TO THE SUMMARY PROSPECTUS DATED DECEMBER 29, 2022

Mark Zheng, CFA, Senior Director, has been named a portfolio manager of Nuveen Credit Income Fund. Jean C. Lin, Karina Bubeck, Aash Parekh and Brenda A. Langenfeld will continue to serve as portfolio managers for the Fund. Anders Persson is no longer a portfolio manager of the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FHIS-0323P